FORM 6-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Report of Foreign Private Issuer
Pursuant to Rule 13a-16 or 15d-16 of
the Securities Exchange Act of 1934

For the month of August 2010

Commission File Number:

SEANERGY MARITIME HOLDINGS CORP.
(Translation of registrant's name into English)

1-3 Patriarchou Grigoriou
166 74 Glyfada
Athens, Greece
(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F [X] Form 40-F [ ]

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ___

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)7: ___

Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's "home country"), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

INFORMATION CONTAINED IN THIS FORM 6-K REPORT

EXPLANATORY NOTE

Seanergy Maritime Holdings Corp. (the "Company") is submitting this Report on Form 6-K (the "Report") to the U.S. Securities and Exchange Commission (the "Commission") under cover of Form 8-K12B to generate a file number (the "New File Number") for the Company's periodic reports submitted on EDGAR pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

By way of background information, the Company submitted on EDGAR a Report on Form 6-K on January 28, 2009 (the "Initial Report"), in which the Company announced that, effective January 27, 2009, the Company, previously a wholly-owned subsidiary of Seanergy Maritime Corp. ("Seanergy Maritime"), would be the successor to Seanergy Maritime and would continue to carry on the prior operations of Seanergy Maritime as a result of the dissolution and liquidation of Seanergy Maritime (the "Dissolution") pursuant to the Plan of Dissolution and Liquidation approved on August 26, 2008 by the Board of Directors and the requisite number of shareholders of Seanergy Maritime. In connection with the Dissolution, Seanergy Maritime distributed to the shareholders of Seanergy Maritime one share of the Company's common stock, par value $0.0001 per share, in exchange for each share of common stock of Seanergy Maritime held by such shareholders.

Prior to the Dissolution, the common stock of Seanergy Maritime was registered under Section 12(b) of the Exchange Act. The Company submitted the Initial Report to the Commission as notice required by Rule 12g-3(f) promulgated under the Exchange Act that the Company is the successor issuer to Seanergy Maritime under Rule 12g-3(a), and as notice that the common stock of the Company is deemed registered under Section 12(b) of the Exchange Act.

There is no change to the status of the Company's succession to Seanergy Maritime under Rule 12g-3(a) or the status of the registration of the Company's common stock under Section 12(b) of the Exchange Act, and the sole purpose of this Report is to generate the New File Number.

This Report supersedes the Company's Report on Form 6-K that was submitted earlier today, August 10, 2010, under cover of Form 8-K12G3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEANERGY MARITIME HOLDINGS CORP.
(Registrant)

/s/ Dale Ploughman
By: Dale Ploughman
Chief Executive Officer

Dated: August 10, 2010

SK 26979 0001 1121112